EXHIBIT 10.1.10



                        October 26, 2000


Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania 19020


          Re: Amendment No. 4 to Second Amended and Restated Loan and Security Agreement, dated February 28, 1997 (as amended and supplemented, the "Loan Agreement") among Charming Shoppes, Inc. (the "Company"), certain subsidiaries of the Company which are parties thereto (collectively, with the Company, "Borrowers"), Borrowers' Agent and Congress Financial Corporation ("Congress")


Ladies and Gentlemen:

     The Company has advised Congress that (a) the Company has organized Charming J.V. Inc., a Delaware corporation, ("New Subsidiary") and all of the issued and outstanding stock of New Subsidiary is owned by the Company, (b) New Subsidiary has entered into or is about to enter into a joint venture agreement, dated on or about the date hereof, with Monsoon Accessorize, Ltd. (the "ER Joint Venture Agreement") to form M and A Joint Venture LLC (the "EJV") for the sale of casual to better wear garments and accessories ("ER Joint Venture"), pursuant to which the Company has approved an $8,000,000 equity commitment.

     Capitalized terms used herein which are defined in the Loan
Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement.

     This will confirm that Congress consents to (a) the organization of New Subsidiary and (b) the equity investments in the EJV, provided, that:

     (i) no Event of Default exists at the time of the formation (or after giving effect thereto) of the ER Joint Venture; and

     (ii) ER Joint Venture is consummated on or before November 15, 2000.

     Borrowers hereby confirm, that after giving effect to the transactions contemplated by the ER Joint Venture Agreement, Borrowers and Obligors shall only be permitted, pursuant to the terms of the Loan Agreement, to make additional cash investments in joint ventures including, without limitation, the EJV, in an amount not to exceed $2,000,000, provided, that, all of the other conditions set forth in Section 9.10 of the Loan Agreement and otherwise are satisfied with respect to any such investment.

     This will also confirm that Congress agrees that New
Subsidiary, EJV and any subsidiary of EJV, shall each be deemed to be an Excluded Subsidiary.

     Notwithstanding anything to the contrary set forth in Sections 9.9 and 9.10 of the Loan Agreement, this will also confirm that Congress agrees that the Company may execute guaranties in favor of lessors of retail stores with respect to the obligations of EJV, and subsidiaries of EJV, as the case may be, to make rental payments to such lessors with respect to retail stores operated by EJV and subsidiaries of EJV after the date hereof (collectively, the AEJV Store Leases@), provided, that, after giving effect to each such guarantee each of the following conditions is satisfied: (a) the aggregate amount guaranteed under all such EJV Store Leases does not exceed $16,000,000 in the aggregate at any time, (b) there does not exist any Event of Default or condition which with notice or passage of time or both, would constitute an Event of Default at the time such guarantee is made, and (c) such guarantee is unsecured indebtedness of the Company. The Company shall, at the request of Lender, deliver to Lender true and correct copies of any or all of the EJV Store Leases and related guarantees.

     Except as expressly set forth herein, no existing defaults or Events of Default and no rights or remedies of Congress have been or are being waived hereby and no changes in the Financing Agreements have been or are being made or intended hereby, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof.

     The foregoing shall be effective, as of the date hereof, upon execution of this letter by Borrowers and the other entities listed below.

                              Very truly yours,

                              CONGRESS FINANCIAL CORPORATION

                              By:___________________________

                              Title:________________________


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AGREED AND ACCEPTED:

CHARMING SHOPPES, INC.

By:_________________________

Title:______________________

CHARMING SHOPPES OF DELAWARE, INC.

By:_________________________

Title:______________________

CSI INDUSTRIES, INC.

By:_________________________

Title:______________________

FB APPAREL, INC,

By:_________________________

Title:______________________

BORROWERS' AGENT

CHARMING SHOPPES OF DELAWARE, INC.,
     BORROWERS' AGENT

By:_________________________

Title:______________________



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CONSENTED TO:

By Each of the Obligors
on Exhibit A Annexed Hereto

____________________________

Its:________________________


By Each of the Obligors
on Exhibit B Annexed Hereto

____________________________

Its:________________________

            EXHIBIT "A" TO CONGRESS FINANCIAL CONSENT


Obligors on behalf of which Colin D. Stern has signed as Vice
President:

                              C.S.A.C., Inc.
                              C.S.F., Corp.



            EXHIBIT "B" TO CONGRESS FINANCIAL CONSENT

Obligors on behalf of which Eric M. Specter has signed in the capacity noted below:

          C.S.I.C., Inc.                -President
          Charm-Fin Stores, Inc.        -Vice President
          Fashion Bug of California          -Vice President
          FB Clothing, Inc.             -Vice President
          International Apparel, Inc.        -Vice President
          Operating Retail Stores       -Vice President